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                                                                    EXHIBIT 10.3

                           FIRST AMENDED AND RESTATED
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

      THIS FIRST AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT dated as of September 30, 2004 (as amended, supplemented, restated or otherwise modified, the "Agreement") is entered into by and among T-3 ENERGY SERVICES, INC., a Delaware corporation ("Borrower"), each Guarantor (as such term is defined in the Senior Credit Agreement) set forth on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), COMERICA BANK ("Comerica"), WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger with Wells Fargo Bank Texas, National Association (collectively with GECC, Comerica, and any other party that becomes a lender under the Senior Credit Agreement defined below, "Senior Lenders", and as agent for Senior Lenders, "Senior Agent"), and WELLS FARGO ENERGY CAPITAL, INC. (collectively with any other party that becomes a lender under the Junior Credit Agreement defined below, "Junior Lenders", and as agent for Junior Lenders, "Junior Agent").

                                    RECITALS

      A. Borrower has obtained credit from Junior Lenders, and Borrower has obtained credit from Senior Lenders.

      B. In connection with such credits, Borrower, Junior Agent, Junior Lenders, Senior Agent and Senior Lenders have entered into that certain Subordination and Intercreditor Agreement dated as of December 17, 2001 (the "Existing Intercreditor Agreement").

      C. Borrower proposes to obtain additional credit from Junior Lenders, and Borrower proposes to obtain additional credit from Senior Lenders.

      D. Senior Lenders have indicated they will extend such additional credit to Borrower if certain conditions are met, including without limitation, the requirement that Junior Lenders execute this Agreement.

      E. Junior Lenders have indicated they will extend such additional credit to Borrower if certain conditions are met, including without limitation, the requirement that Senior Lenders execute this Agreement.

      F. Senior Agent, Senior Lenders, Junior Agent and Junior Lenders desire to set forth their relative rights and priorities regarding their respective credit arrangements with Borrower.

      NOW, THEREFORE, as an inducement to Senior Lenders and Junior Lenders to extend credit and for other valuable consideration, the parties hereto agree to amend and completely restate the Existing Intercreditor Agreement, as follows:

      1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

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            "Bankruptcy Code" means the provisions of Title 11 of the United
States Code, 11 U.S.C. Sections 101 et seq.

            "Critical Needs Advances" means Revolving Credit Advances that (i) are made for the purposes of preserving or protecting Collateral or (ii) are made at the request of the Borrower, the proceeds of which the Borrower represents are to be used to pay payroll taxes, utility bills, insurance and other expenses necessary to prevent immediate and irreparable harm to the Borrower's business or assets (provided, however, that the Senior Lenders shall not be responsible for ensuring that the proceeds of any Revolving Credit Advances are used for such purposes).

            "Indebtedness" means any and all principal, interest, fees and expenses of Borrower and/or one or more Guarantor incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower and/or one or more Guarantor may be liable individually or jointly with others.

            "Junior Credit Agreement" means that certain Loan Agreement dated as of September 30, 2004, by and among Borrower, Junior Agent and Junior Lenders, as amended, extended, renewed or restated from time to time as permitted under this Agreement and the Senior Credit Agreement.

            "Junior Creditors" means, collectively, Junior Lenders and Junior Agent, and "Junior Creditor" means any of them individually.

            "Junior Debt" means all Indebtedness now or at any time hereafter owing from Borrower or any Guarantor to any Junior Creditor (including without limitation, interest thereon which may accrue subsequent to Borrower becoming subject to any state or federal debtor-relief statute) including, without limitation, all Indebtedness owing from Borrower to any Junior Creditor pursuant to the Junior Credit Agreement and the Junior Note.

            "Junior Note" means that certain Promissory Note dated as of September 30, 2004, made by Borrower payable to the order of Junior Lenders in the principal amount of $15,000,000, as amended, extended, renewed or restated from time to time as permitted under this Agreement and the Senior Credit Agreement.

            "Lien Priority" is defined in Section 5 of this Agreement.

            "Senior Credit Agreement" means that certain First Amended and Restated Credit Agreement dated as of September 30, 2004, by and among Borrower, Senior Agent and Senior Lenders, as amended, extended, refinanced, renewed or restated from time to time; subject however to the provisions of Section 12 hereof with respect to the extension of the maturity date of any Senior Debt.

            "Senior Creditor" means, collectively, Senior Lenders and Senior Agent, and "Senior Creditor" means any of them individually.

            "Senior Debt" means all Indebtedness now or at any time hereafter owing from Borrower or any Guarantor to any Senior Creditor pursuant to the Senior Credit Agreement and the Senior Notes (including by way of example and without limitation, all Obligations, all obligations of Subsidiaries under Guaranty Agreements and interest thereon which may accrue subsequent to Borrower becoming subject to any state or federal bankruptcy or debtor-relief statute), provided that the principal amount of such Indebtedness shall never exceed $75,000,000 plus up to $1,000,000 for Critical Needs Advances.

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      "Senior Notes" means (a) those certain Revolving Credit Notes dated as of
September 30, 2004, made by Borrower payable to the order of Senior Lenders in the aggregate principal amount of $50,000,000, (b) that certain Swing Line Note dated as of September 30, 2004, made by Borrower payable to the order of Senior Agent in the aggregate principal amount of $5,000,000, (c) notes evidencing Critical Needs Advances, and (d) any of the notes referenced in clauses (a), (b) or (c) above, as amended, extended, renewed or restated from time to time, as permitted under this Agreement.

      Other capitalized terms herein not otherwise defined herein shall have the meanings ascribed to such terms in the Senior Credit Agreement.

      2. INDEBTEDNESS SUBORDINATED. Junior Creditors hereby subordinate all Junior Debt to all Senior Debt. Junior Creditors irrevocably consent and direct that all Senior Debt shall be paid in full in cash (or solely with respect to Letter of Credit Liabilities, fully cash collateralized in accordance with the terms of the Senior Credit Agreement) prior to Borrower making any payment on any Junior Debt except such payments as are expressly permitted by Section 3 of this Agreement. Junior Agent will, and Senior Agent is authorized in the name of Junior Creditors from time to time to, execute and file such financing statements and other documents as Senior Agent may require in order to (i) give notice to other persons and entities of the terms and provisions of this Agreement and (ii) give effect to the provisions of this Agreement.

      3. RESTRICTION OF PAYMENT OF JUNIOR DEBT; DISPOSITION OF PAYMENTS RECEIVED BY JUNIOR CREDITORS. Until the Senior Debt has been paid in full, Borrower shall not make, and Junior Creditors shall not accept or receive, any payment or benefit in cash, by setoff or otherwise, directly or indirectly, on account of principal, interest or any other amounts owing on any Junior Debt, except for payment of the facility fees upon the execution and delivery of the Junior Credit Agreement as set forth in the Junior Credit Agreement and such other payments as are expressly permitted herein. Borrower is permitted to make and Junior Creditors to receive all scheduled payments of interest on the Junior Note and, after the Senior Debt has been paid in full in cash (or, solely with respect to Letter of Credit Liabilities, fully cash collateralized in accordance with the terms of the Senior Credit Agreement) and the Senior Lenders' commitments to lend under the Senior Credit Agreement have been terminated, payments of principal, or other amounts owing on the Junior Note; provided that
(a) Borrower shall not make, and Junior Creditors shall not accept or receive, any prepayment or accelerated payment of or on any or all of the Junior Debt, and (b) Borrower shall not make, and Junior Creditors shall not accept or receive, any payment of principal, interest or other amounts owing on any or all of the Junior Debt (A) while there is any monetary default on the Senior Debt or
(B) after written notice (a "Blockage Notice") from Senior Agent to Junior Agent that a non-monetary Event of Default has occurred under the terms of any Senior Debt for a period (each a "Blockage Period") commencing on the date of receipt of such Blockage Notice and ending on the earlier of (i) the date such Event of Default shall have been cured or waived in writing by the requisite Senior Creditors in their sole discretion, and (ii) the date 181 days from the date of receipt of such Blockage Notice, provided that Senior Agent may only deliver a Blockage Notice if no previous Blockage Notice has been delivered within the 365 day period immediately preceding the date such Blockage Notice is proposed to be delivered. During any Blockage Period, and while there is any monetary default on the Senior Debt, Junior Creditors will not take any action or initiate any proceedings, judicial or otherwise, (i) to enforce Junior Creditors' rights or remedies with respect to any Junior Debt, including without limitation, any

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action to enforce any rights or remedies with respect to any collateral securing any Junior Debt or (ii) to obtain any judgment or prejudgment remedy against Borrower or any such collateral. If any payment is made in violation of this Agreement, the applicable Junior Creditor shall promptly deliver the same to Senior Agent in the form received, with any endorsement or assignment necessary for the transfer of such payment or amounts setoff from such Junior Creditor to Senior Creditors, to be either (in Senior Creditors' sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt in such order as Senior Creditors shall determine, and until so delivered, such Junior Creditor shall hold such payment in trust for and on behalf of, and as the property of, Senior Creditors.

      4. DISPOSITION OF EVIDENCE OF INDEBTEDNESS. If there is any existing promissory note or other evidence of any of the Junior Debt, including the Junior Note, or if any promissory note or other evidence of Indebtedness is executed at any time hereafter with respect thereto, and if there are any financing statements now or hereafter executed, relating to the Collateral and any security interests securing the Junior Debt, then Borrower and the applicable Junior Creditor will mark the same with a legend, in form and substance satisfactory to Senior Agent, stating that it is subject to this Agreement, and if asked to do so, will deliver the same to Senior Agent. At any time that any Senior Debt remains outstanding and/or any Senior Creditor remains committed to extend any credit to Borrower, Junior Creditors shall not, without Senior Creditors' prior written consent, assign any of their respective rights, interests or obligations in connection with the Junior Debt, except as provided in the Junior Credit Agreement and so long as any assignee of such rights, interests or obligations agrees, in a writing in form and substance satisfactory to Senior Agent, to be subject in all respects to the terms and conditions of this Agreement as a "Junior Lender".

      5. SUBORDINATION OF LIENS AND SECURITY INTERESTS. The parties hereby agree that Senior Agent, for the benefit of itself and Senior Lenders, shall have a first priority security interest in the Collateral, and Junior Agent, for the benefit of Junior Lenders, shall have a second priority security interest in the Collateral (the "Lien Priority"). Irrespective of the order of recording of financing statements, security agreements or other instruments, and irrespective of the descriptions of collateral contained in any such documents, the parties agree among themselves that their respective security interests in the Collateral shall be governed by the Lien Priority, which shall be controlling in the event of any conflict between this Agreement and any other documents. After all of the Senior Debt has become due and payable, whether by acceleration of maturity or otherwise, the Junior Agent will release its Lien to the extent requested by the Senior Agent in order for the Borrower or a Subsidiary (as applicable) to effect a commercially reasonable sale or other commercially reasonable disposition to which the requisite Senior Creditors have consented. For the avoidance of doubt, a sale or other disposition would not be commercially reasonable if the range of proceeds to be received by the Borrower or a Subsidiary (as applicable) is significantly below the range of proceeds that would be received in a disposition complying with Chapter 9 of the UCC to a Person other than a secured party, a Person related to a secured party or a secondary obligor.

      6. NOTICE OF DEFAULT UNDER JUNIOR DEBT. Prior to exercising any rights or remedies Junior Creditors may have pursuant to the Junior Credit Agreement, the Junior Note, at law or in equity, Junior Agent shall provide Senior Agent with written notice of any default under the Junior Credit Agreement or the Junior Note and allow Senior Creditors 10 days to (a) cure such default (but Senior Creditors shall not be obligated to cure such default) or (b) deliver

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notice via Senior Agent to Junior Agent pursuant to Section 3 of this Agreement of the commencement of a Blockage Period; provided, however, the obligation to provide such notice prior to exercise of any rights or remedies shall not apply to a default resulting from any voluntary or involuntary bankruptcy of the Borrower that causes automatic acceleration of the Junior Debt.

      7. BREACH OF AGREEMENT BY BORROWER OR JUNIOR CREDITORS. In the event of any breach of this Agreement by Borrower or any Junior Creditor, then and at any time thereafter for so long as such breach is continuing Senior Creditors shall have the right to declare immediately due and payable all or any portion of the Senior Debt without presentment, demand, or any other notices of any kind, including without limitation notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are expressly waived by Borrower and Junior Creditors. No delay, failure or discontinuance of Senior Creditors in exercising any right, privilege, power or remedy hereunder shall affect or operate as a waiver of such right, privilege, power or remedy; nor shall any single or partial exercise of any such right, privilege, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, privilege, power or remedy. Any waiver, permit, consent or approval of any kind by Senior Creditors with respect to this Agreement must be in writing and shall be effective only to the extent set forth in writing.

      8. REPRESENTATIONS AND WARRANTIES; INFORMATION. Borrower and each Junior Creditor represent and warrant to Senior Creditors that: (a) no interest in the Junior Debt has been assigned or otherwise transferred to any person or entity;
(b) payment of the Junior Debt has not been heretofore subordinated to any other creditor of Borrower; and (c) such Junior Creditor has the requisite power and authority to enter into and perform its obligations under this Agreement. Each Junior Creditor further represents and warrants to Senior Creditors that such Junior Creditor has established adequate, independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition, and each Senior Creditor represents and warrants to Junior Creditors that such Senior Creditor has established adequate, independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Junior Creditors agree to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Junior Creditors' risks hereunder, and Junior Creditors agree that Senior Creditors shall have no obligation to disclose to Junior Creditors information or material about Borrower which is acquired by any Senior Creditor in any manner. Senior Creditors may, but are in no way obligated to, disclose to Junior Creditors any information or material relating to Borrower which is acquired by any Senior Creditor by any means, and Borrower hereby agrees to and authorizes any such disclosure by any Senior Creditor.

      9. TRANSFER OF ASSETS OR REORGANIZATION OF BORROWER. If any petition is filed or any proceeding is instituted by or against Borrower under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, or any other or similar law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or generally affecting creditors' rights, or seeking the appointment of a receiver, trustee, custodian or liquidator of or for Borrower or any of its assets, any payment or distribution of any of Borrower's assets, whether in cash, securities or any other property, which would be payable or

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deliverable with respect to any Junior Debt, shall be paid or delivered to
Senior Creditors until all Senior Debt is paid in full. Junior Creditors grant to Senior Creditors the right to enforce, collect and receive any such payment or distribution and to give releases or acquittances therefor, and each Junior Creditor authorizes Senior Agent as its attorney-in-fact to vote and prove the Junior Debt in any of the above-described proceedings or in any meeting of creditors of Borrower relating thereto.

      10. SENIOR CREDITORS' RIGHTS UNAFFECTED. Except as expressly set forth in
Section 12 below and as otherwise expressly set forth in this Agreement, (a) Senior Creditors shall have no direct or indirect obligations to Junior Creditors of any kind with respect to the manner or time in which Senior Creditors exercise (or refrains from exercising) any of their rights or remedies with respect to the Senior Debt, Borrower or any of Borrower's assets, (b) Senior Creditors shall have the right to administer the Senior Debt, the Collateral securing the Senior Debt and any of Senior Creditors' agreements with Borrower with respect to the Senior Debt in any way Senior Creditors deem appropriate, without regard to Junior Creditors or the Junior Debt, including without limitation, the right to (i) waive, or release any of Senior Creditor's security or rights; (ii) waive or ignore any defaults by Borrower; and/or (iii) restructure, renew, modify or supplement the Senior Debt, or any portion thereof, or any agreement with Borrower relating to any Senior Debt, and (c) all rights, privileges, powers and remedies of Senior Creditors may be exercised from time to time by Senior Creditors without notice to or consent of Junior Creditors. Each Junior Creditor waives any right such Junior Creditor might otherwise have to require a marshalling of any security held by any Senior Creditor for all or any part of the Senior Debt or to direct or affect the manner or timing with which Senior Creditors enforce any of their security.

      11. AMENDMENTS TO JUNIOR DEBT. Borrower and Junior Creditors hereby acknowledge and agree that, until the Senior Debt has been paid in full and this Agreement has been terminated in writing by all the parties hereto, no change or amendment to the terms of any agreement, document or instrument evidencing or executed in connection with the Junior Debt, including without limitation the Junior Note and the Junior Credit Agreement, shall be effective without the prior written consent of Required Banks if the effect of such change or amendment is to (a) increase the interest rate on any Junior Debt, (b) change the dates upon which payments of principal or interest are due on any Junior Debt other than to extend such dates, (c) change any default or event of default or covenant other than to delete or make less restrictive any default or covenant provision therein, or add any covenant with respect to such any Junior Debt, (d) change the redemption or prepayment provisions of any Junior Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith, (e) grant any additional security, collateral or guaranty to secure payment of any Junior Debt unless (i) prior to or concurrent with such grant, Senior Agent, for the benefit of Senior Lenders, is granted the identical security, collateral or guaranty to secure payment of the Senior Debt, and (ii) the additional security interest or guaranty to secure payment of the Junior Debt is expressly made subordinate in priority to the additional security interest or guaranty to secure payment of the Senior Debt, or (f) change or amend any other term if such change or amendment would materially increase the obligations of Borrower or confer additional material rights to Junior Creditors in a manner adverse to Borrower or Senior Creditors.

      12. AMENDMENTS TO SENIOR DEBT. Borrower and Senior Creditors hereby acknowledge and agree that, until this Agreement has been terminated in writing by all the

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parties hereto, no change or amendment to the terms of any agreement, document or instrument evidencing or executed in connection with the Senior Debt, including without limitation the Senior Notes and the Senior Credit Agreement, shall be effective without the prior written consent of holders of at least 51% of the outstanding Junior Debt if the effect of such change or amendment is to extend the final maturity date of any Senior Debt beyond the final maturity date of any Junior Debt.

      13. DELIVERY OF POSSESSORY COLLATERAL. After the Senior Debt has been paid in full (or, solely with respect to Letter of Credit Liabilities, fully cash collateralized in accordance with the terms of the Senior Credit Agreement) and the Senior Lenders' commitments to lend under the Senior Credit Agreement have been terminated, Senior Agent will, upon receipt of a written request from Borrower, deliver all possessory Collateral in Senior Agent's possession to the Borrower or such third party as Borrower shall instruct Senior Agent in such request.

      14. COSTS, EXPENSES AND ATTORNEYS' FEES. If any party hereto institutes any arbitration or judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any remedy, the losing party or parties shall pay to the prevailing party or parties all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the prevailing party or parties in connection therewith, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Senior Creditors or any other person) relating to Borrower, Junior Creditors or any other person or entity.

      15. SUCCESSORS; ASSIGNS; AMENDMENT; COUNTERPARTS. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. This Agreement may be amended or modified only in writing signed by all parties hereto. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      16. CONSTRUCTION. All words used herein in the singular shall be deemed to have been used in the plural where the context so requires.

      17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Agreement.

      18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, JUNIOR CREDITORS AND SENIOR CREDITORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF

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OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE
ACTIONS OF SENIOR CREDITORS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

      20. ARBITRATION.

      (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

      (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Texas selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

      (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

      (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of Texas with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an

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issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Texas and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

      (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

      (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

      (g) Payment of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

      (h) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties.

      21. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address, provided that (a) all such notices, requests and demands required to be delivered to Junior Lenders may be delivered to Junior Agent and (b) all such notices, requests and demands required to be delivered to Senior Lenders may be delivered to Senior Agent:

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

      BORROWER:     T-3 ENERGY SERVICES, INC.
                    13111 Northwest Freeway #500
                    Houston, Texas 77040
                    Fax No.: (713) 224-6430
                    Telephone No.: (713) 996-4122
                    Attention: Michael T. Mino

      JUNIOR AGENT: WELLS FARGO ENERGY CAPITAL, INC.
                    1000 Louisiana, Suite 600
                    Houston, Texas  77002
                    Fax No.: (713) 652-5874
                    Telephone No.: (713) 319-1612
                    Attention: Gary Milavec

      SENIOR AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION
                    1000 Louisiana, 3rd Floor
                    Houston, Texas  77002
                    Fax No.: (713) 739-1087
                    Telephone No.: (713) 319-1371
                    Attention: Bret C. West

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

      22. BORROWER'S ACKNOWLEDGEMENT AND CONSENT. Borrower herein executes this Agreement to evidence its consent and acknowledgement of the terms and provisions herein and agrees to be subject to the terms and conditions hereof.

      23. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

                         [SIGNATURES BEGIN ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

T-3 ENERGY SERVICES, INC.,

By:  /s/ Michael T. Mino
    ---------------------------------
     Michael T. Mino, Vice President

GUARANTORS:

A & B Bolt & Supply, Inc.
Cor-Val Holdings, Inc.
Preferred Industries Holdings, Inc.
T-3 Custom Coating Applicators, Inc.
T-3 Financial Services LP, Inc.
T-3 Investment Corporation III
T-3 Support Services, Inc.
T-3 Management Holdings, Inc.
T-3 Property Holdings, Inc.
O & M Equipment Holdings, Inc.
Manifold Valve Services, Inc.
Pipeline Valve Specialty, Inc.
United Wellhead Services, Inc.

By:  /s/ Michael T. Mino
    ----------------------------------
    Michael T. Mino, Vice President of
    each of the foregoing companies

Cor-Val, L.P.

By: Cor-Val Holdings, Inc.,
    its sole general partner

    By:  /s/ Michael T. Mino
        -------------------------------
        Michael T. Mino, Vice President

T-3 Management Services, L.P.

By: T-3 Management Holdings, Inc.,
    its sole general partner

    By:  /s/ Michael T. Mino
        -------------------------------
        Michael T. Mino, Vice President

 (Signature Page to First Amended and Restated Subordination and Intercreditor
                                   Agreement)

Preferred Industries, L.P.

By: Preferred Industries Holdings, Inc.,
    its sole general partner

    By:  /s/ Michael T. Mino
        -------------------------------
        Michael T. Mino, Vice President

O&M Equipment, L.P.

By: O & M Equipment Holdings, Inc.,
    its sole general partner

    By:  /s/ Michael T. Mino
        -------------------------------
        Michael T. Mino, Vice President

T-3 Financial Services, L.P.

By: T-3 Management Holdings, Inc.
    its sole general partner

    By:  /s/ Michael T. Mino
        -------------------------------
        Michael T. Mino, Vice President

JUNIOR AGENT AND JUNIOR LENDERS:
as Junior Agent and a Junior Lender

WELLS FARGO ENERGY CAPITAL, INC.

By:  /s/ Gary Milavec
    -----------------------------------
    Gary Milavec, Senior Vice President

 (Signature Page to First Amended and Restated Subordination and Intercreditor
                                   Agreement)

SENIOR AGENT AND SENIOR LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Senior Agent and a Senior Lender

By:  /s/ Bret C. West
    ----------------------------
    Bret C. West, Vice President

 (Signature Page to First Amended and Restated Subordination and Intercreditor
                                   Agreement)

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Senior Lender

By: /s/ Thomas S. Beck
    -----------------------------
Name: Thomas S. Beck
Title: Duly Authorized Signatory

COMERICA BANK,
as a Senior Lender

By: /s/ Kenyatta Gibbs
    ----------------------------------
Name: Kenyatta Gibbs
Title: Vice President - Texas Division

 (Signature Page to First Amended and Restated Subordination and Intercreditor
                                   Agreement)